Supplement dated August 24, 2022

to the Prospectus, Initial Summary Prospectus, and Updating Summary Prospectus dated May 1, 2022 for

MassMutual Transitions SelectSM II

Issued by Massachusetts Mutual Life Insurance Company

and the Prospectuses and Updating Summary Prospectuses dated May 1, 2022 for

MassMutual Transitions SelectSM

MassMutual EvolutionSM

Issued by Massachusetts Mutual Life Insurance Company

and the Prospectuses and Updating Summary Prospectuses dated May 1, 2022 for

MassMutual Artistry

Issued by Massachusetts Mutual Life Insurance Company in New York and C.M. Life Insurance Company in all other states

Liquidation of the MML American Funds International Fund

THIS SUPPLEMENT MUST BE READ IN CONJUNCTION WITH YOUR PROSPECTUS. PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE

MML Investment Advisers, LLC, the investment adviser to the MML American Funds International Fund (the “Fund”), believes it is in the best interest of the Fund and its shareholders to liquidate the Fund.

The Board of Trustees and shareholders of the Fund have approved a plan of liquidation, pursuant to which the Fund will be liquidated on or about November 4, 2022.

Transfer of Contract Value from the Liquidated Fund

After the close of the New York Stock Exchange (“NYSE”) on November 4, 2022, any contract value remaining in the MML American Funds International sub-account will be automatically transferred to the MML U.S. Government Money Market sub-account available with your variable annuity contract.

If you do not want your contract value in the MML American Funds International sub-account automatically transferred to the MML U.S. Government Money Market sub-account, we must receive your request (in good order) at our Service Center by the close of the NYSE on November 3, 2022 to transfer your contract value to a different investment choice available under your variable annuity contract. That transfer:

•	will not count toward the number of free transfers allowed each year or count toward transfer limits imposed by our frequent trading and market timing policies; and
•	will not be subject to a transfer charge.

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If, due to the liquidation, we transfer any of your contract value to the MML U.S. Government Money Market sub-account, such transfer:

•	will not count toward the number of free transfers allowed each year or count toward transfer limits imposed by our frequent trading and market timing policies; and
•	will not be subject to a transfer charge.

For up to 60 calendar days after the Fund liquidation, you can transfer your contract value that was transferred to the MML U.S. Government Money Market sub-account due to the Fund liquidation to different investment choices available under your variable annuity contract without those transfers counting toward the number of free transfers allowed each year, subject to any investment restrictions identified in your variable annuity contract. That transfer:

•	will not count toward the number of free transfers allowed each year or count toward transfer limits imposed by our frequent trading and market timing policies; and
•	will not be subject to a transfer charge.

Impact on Transaction Requests

Effective November 4, 2022, any transactions intended to result in the purchase of units of the MML American Funds International sub-account, including purchase payments and transfers into the sub-account, will not be permitted.

Impact on Future Purchase Payment Allocations

Effective November 4, 2022, the MML U.S. Government Money Market sub-account will automatically replace the MML American Funds International sub-account if your purchase payment allocation instructions require that a portion or all of your purchase payment be allocated to the MML American Funds International sub-account.

If you do not wish to have a portion or all of your future purchase payments allocated to the MML U.S. Government Money Market sub-account, you must send a request (in good order) to our Service Center to change your future purchase payment allocations.

Impact on Automatic Programs

After the close of the NYSE on November 4, 2022, the MML U.S. Government Money Market sub-account will automatically replace the MML American Funds International sub-account in all of the following automatic programs for which you selected the MML American Funds International sub-account as an investment choice:

•	Automatic Investment Plan[1];
•	Automatic Rebalancing Program;
•	Systematic Withdrawal Program;
•	Interest Sweep Option[2];
•	Fixed Account for Dollar Cost Averaging[1]; and

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•	Separate Account Dollar Cost Averaging Program[3]

1 Not available in MassMutual Artistry

2 Not available in MassMutual Transitions Select II

3 If you currently transfer money from the MML U.S. Government Money Market sub-account to the MML American Funds International sub-account or from the MML American Funds International sub-account to the MML U.S. Government Money Market sub-account as part of your Separate Account Dollar Cost Averaging Program, your program may terminate effective the close of the NYSE on November 4, 2022 unless you change the investment choices used in that program prior to that date.

You may change your automatic program elections by submitting a request (in good order) to our Service Center.

Impact on Allocation Programs for Optional Features

MassMutual Transitions Select II, MassMutual Transitions Select, and MassMutual Evolution – Custom Allocation Choice/Custom Allocation Choice Select

If you are participating in the Custom Allocation Choice/Custom Allocation Choice Select program in connection with an optional feature, any contract value remaining in the MML American Funds International sub-account will be automatically transferred to the MML U.S. Government Money Market sub-account after the close of the NYSE on November 4, 2022.

If you do not want your contract value in the MML American Funds International sub-account automatically transferred to the MML U.S. Government Money Market sub-account, we must receive your request (in good order) at our Service Center by the close of the NYSE on November 3, 2022 to transfer your contract value to a different investment choice available under your program.

Following the transfer, your allocations may fall outside of the permitted ranges under the Custom Allocation Choice Program if the transfer were to either cause you to exceed (1) 25% in the MML U.S. Government Money Market or (2) 65% in the category of sub-accounts that includes the MML U.S. Government Money Market.

To avoid your allocations falling out of the permitted ranges, please send a request (in good order) at our Service Center by the close of the NYSE on November 3, 2022 to transfer your contract value to a different investment choice available under the Custom Allocation Choice Program.

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If you have questions about this supplement, wish to revise your purchase payment allocation instructions or make other changes to your contract, please contact your registered representative, visit us online at www.massmutual.com/contact-us, or call our Service Center:

MassMutual Transitions Select® II variable annuity	(866) 645-2362 7 a.m.–7 p.m. Central Time
All other variable products	(800) 272-2216 8 a.m.–8 p.m. Eastern Time

For more information about the funds, read each fund prospectus. Prospectuses are available on our website at www.massmutual.com.

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